Exhibit 99.8

FIRST CHICAGO
CAPITAL MARKETS, INC.
                                 THE FIRST NATIONAL BANK OF CHICAGO/NBD
                                 ONE FIRST NATIONAL PLAZA
                                 CHICAGO, ILLINOIS 60670




            Preliminary Information for The Money Store Trust 1998-A


                            -  The Money Store Inc.
                               Seller and Servicer

                            -  The Money Store Trust 1998-A





        Pool I Certificates
                 [$131,000,000]  Class AF-1 Certificates   [TBD   %]
                 [$ 66,000,000]  Class AF-2 Certificates   [TBD   %]
                 [$120,000,000]  Class AF-3 Certificates   [TBD   %]
                 [$ 45,000,000]  Class AF-4 Certificates   [TBD   %]
                 [$ 59,000,000]  Class AF-5 Certificates   [TBD   %]
                 [$ 43,000,000]  Class AF-6 Certificates   [TBD   %]
                 [$ 49,000,000]  Class AF-7 Certificates   [TBD   %]
                 [$ 30,000,000]  Class AF-8 Certificates   [TBD   %]
                 [$ 27,000,000]  Class AF-9 Certificates   [TBD   %]

        Pool II Certificates
                 [$510,000,000]  Class AV Certificates     1M-LIBOR + [TBD %]

        Pool III Certificates (not offered herein)


        Total Pool I Certificates           [$570,000,000]
        Total Pool II Certificates          [$510,000,000]
        Total Pool III Certificates         [$165,000,000] (not offered herein)


The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

                          The Money Store Trust 1998-A

Title of            The Money Store Asset Backed Certificates, Series 1998-A,
Securities:         Classes AF-1 through AF-9, AV, AH-1 through AH-5, MH-1, MH-2 and BH (collectively, the "Certificates").

Description of      This approximately [$1,245,000,000] transaction is supported
Transaction:        by three distinct collateral types.


                    The Class AF-1 through AF-9 Certificates (the "Pool I Certificates") are fixed-rate bonds backed primarily by fixed-rate home equity mortgage loans. The Pool I Certificates are credit enhanced by a surety wrap provided by MBIA.

                    Certificate Class AV (the "Pool II Certificates") is a floating-rate bond backed primarily by adjustable-rate home equity mortgage loans. The Pool II Certificates are credit enhanced by a surety wrap provided by MBIA.

                    Certificate Classes AH-1 through AH-5, MH-1, MH-2 and BH (the "Pool III Certificates") are fixed-rate bonds backed primarily by fixed-rate, secured home improvement loans. The Pool III Certificates are credit enhanced through subordination and overcollateralization. The Pool III Certificates are not being offered herein.

-------------------------------------------------------------------------------
 CERTIFICATE CLASSES AF-1 THROUGH AF-9 (SUPPORTED BY FIXED-RATE MORTGAGE LOANS)
-------------------------------------------------------------------------------

Settlement Date:                        [March 30, 1998]

Dated Date:                             [March 1, 1998]

Prepayment Assumption:                  [24% HEP]--Actual prepayments may vary.

                                        Class AF-1         Class AF-2      Class AF-3      Class AF-4
                                        ----------------------------------------------------------------
Moody's Rating:                         Aaa                Aaa             Aaa             Aaa
Standard & Poor's Rating:               AAA                AAA             AAA             AAA
                                        ----------------------------------------------------------------
Approximate Size:                       [$131,000,000]     [$66,000,000]   [$120,000,000]  [$45,000,000]

Avg. Life to Maturity: (app.)            [0.511]           [1.202]         [2.057]         [3.051]
Avg. Life to Call: (app.)                [0.511]           [1.202]         [2.057]         [3.051]

Coupon:                                  [TBD              TBD             TBD             TBD   ]

Coupon Day Count                         30/360            30/360          30/360          30/360

Expected Maturity (to maturity):         [03/15/99]        [09/15/99]      [12/15/00]      [09/15/01]
Expected Maturity (to call):             [03/15/99]        [09/15/99]      [12/15/00]      [09/15/01]

Stated Maturity:                         [12/15/07]        [03/15/12]      [09/15/16]      [03/15/20]


                                        Class AF-5         Class AF-6      Class AF-7      Class AF-8     Class AF-9
                                        ----------------------------------------------------------------------------
Moody's Rating:                         Aaa                Aaa             Aaa             Aaa            Aaa
Standard & Poor's Rating:               AAA                AAA             AAA             AAA            AAA
                                        ----------------------------------------------------------------------------
Approximate Size:                       [$59,000,000]    [$43,000,000]   [$49,000,000]   [$30,000,000]   [$27,000,000]

Avg. Life to Maturity: (app.)            [4.041]           [5.539]        [10.252]         [4.991]         [7.925]
Avg. Life to Call: (app.)                [4.041]           [5.539]         [7.868]         [4.991]         [7.598]

Coupon:                                  [TBD              TBD             TBD             TBD             TBD   ]

Coupon Day Count                         30/360            30/360          30/360          30/360          30/360

Expected Maturity (to maturity):         [12/15/02]        [11/15/04]      [06/15/14]      [12/15/04]      [06/15/12]
Expected Maturity (to call):             [12/15/02]        [11/15/04]      [04/15/06]      [12/15/04]      [04/15/06]

Stated Maturity:                         [12/15/23]        [12/15/25]      [04/15/39]      [05/15/10]      [04/15/39]

---------------------------------------------------------------------------------------------------------------------

Collateral:         Approx. [$570,000,000] of first and second lien, fixed-rate mortgage loans secured primarily by one-to-four family residences.

Payment Delay:      14 days.

Interest Accrual    Interest will accrue from the 1st day of the preceeding
Period:             month until the 30th day of the preceeding month.


The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

                          The Money Store Trust 1998-A

Servicer:                The Money Store Inc.

Servicing Fee:           50 basis points per annum.

Trustee:                 [The Bank of New York for the Pool I and Pool II
                         Certificates.]

Co-Trustee:              [First Union for the Pool III Certificates].

Cleanup Call:            The Servicer may repurchase the collateral and, as a
(All Certificate         result, cause the Certificates to be called at par plus
Classes)                 accrued interest after the remaining balances of the
                         loans are less than 10% of the sum of the i) the aggregate principal balances of the initial Home Equity
                         Loans (Fixed and ARMs) and initial Home Improvement
                         Loans as of the cut-off date and ii) the original
                         Pre-Funded Amount.

Prefunding Account:      Approximately [25%] of the three collateral pools will
                         be prefunded in aggregate. It is expected that all prefunded collateral will be delivered by [March 31, 1998].

Form of Certificates:    Book entry form, same day funds (through DTC, CEDEL or
                         Euroclear).

Payment Date:            The 15th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning on [April 15, 1998].

ERISA
Considerations:          The Certificates with ratings of AAA/Aaa or AAA/AAA
                         will be ERISA eligible at closing.

Taxation:                REMIC.

Legal Investment:        [The Class AV Certificates will be SMMEA eligible. All
                         other certificate classes will not be SMMEA eligible.]


Credit Enhancement:     Pool I (Fixed HELs)           Pool II (ARMs)
                        -------------------           --------------
                        1) Excess Interest            1) Excess Interest
                        2) Overcollateralization      2) Overcollateralization
                        3) Cross-Collateralization    3) Cross-Collateralization
                        4) MBIA Wrap                  4) MBIA Wrap


Excess Interest:         Excess interest cashflows from each group will be
                         available as credit enhancement for the related group.


Overcollateralization:   The credit enhancement provisions of the Trust are
                         intended to provide for limited acceleration of the senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. The accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the senior Certificates, resulting in the buildup of overcollateralization ("O/C"). This acceleration feature is intended to create, with respect to each Collateral Pool, an O/C amount resulting from, and equal to, the excess of the aggregate principal balances of the Collateral Pool over the principal balance of the related Certificates. Once the required
                         O/C level is reached, the acceleration feature will cease, unless necessary to maintain the required O/C level.

                         ***All O/C Levels are preliminary and subject to change***

                     Pool I Certificates:
                     Initial:  [0.00%]               Target: [3.00%] of original
                     Stepdown: [6.00%] of current    Floor:  [0.50%] of original

                     Pool II Certificates:
                     Initial:  [0.00%]               Target: [5.25%] of original
                     Stepdown: [10.50%] of current   Floor:  [0.50%] of original


Cross-                   Monthly excess spread from each of the three collateral
Collateralization:       pools that would otherwise be released to the Residual
                         Class holder will be available to cover current monthly losses in the other collateral pools.


Certificate Insurer      Municipal Bond Investors Assurance Corporation
for Pool I and II:       ("MBIA"). MBIA's claims-paying ability is rated AAA/Aaa
                         by Standard and Poor's and Moody's.


Certificate Insurance    Timely interest and eventual principal payments on the
for Pool I and II:       Pool I and Pool II Certificates will be 100% guaranteed
                         by MBIA.

The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

                          The Money Store Trust 1998-A

Cashflow Structure:

     I.   Payments are applied as follows:

          Pool I: CERTIFICATE CLASSES AF-1 THROUGH AF-9 (supported by fixed-rate home equity mortgage loans)
               1) Ongoing Trust Fees;
               2) Accrued monthly interest without priority;
               3) Principal payments are applied as follows:
                    A) to the Class AF-8 and then to the Class AF-9, sequentially in that order, until the principal balance of each such Class is retired, an amount equal to the NAS Principal Distribution Amount (as described below)
                    B) to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AF-7, Class AF-8 and Class AF-9 Certificates, sequentially in that order, until each such class is retired.

                         The NAS Principal Distribution Amount for any remittance date will be the product of:

                         (i) the applicable NAS Principal Percentage (as
                             described below) and
                        (ii) the NAS Pro Rata Principal Distribution Amount (as
                             described below), where

                                                              NAS Principal
                                Remittance Dates                Percentage
                                ----------------                ----------
                                April 1998 - March 2001             0%
                                April 2001 - March 2003            45%
                                April 2003 - March 2004            80%
                                April 2004 - March 2005           100%
                                April 2005 and thereafter         300%

                         The NAS Pro Rata Principal Distribution Amount for any payment date is the product of:
                    (x) a fraction, the numerator of which is the sum of the Class AF-8 and Class AF-9 principal balances immediately prior to such payment date and the denominator of which is the principal balance of the Pool I Certificates immediately prior to such payment date; and
                    (y) the principal remittance amount for Pool I on such payment date.
               4) To the Residual Holder, to the extent available after covering current monthly losses in Pool I, accrued monthly interest based on a coupon of [2.50%] per annum on a notional principal balance equal to the combined balance of the Class AF-8 and Class AF-9 Certificates, commencing on the first remittance date and concluding on the [May 1999] Remittance Date;
               5) Paydown of Certificates to the required level of Overcollateralization;
               6) Any excess cash flow reverts to the Residual Holder if not required for Cross-collateralization.

          Pool II: CERTIFICATE CLASS AV (supported by adjustable-rate home equity mortgage loans)
               1)   Ongoing Trust Fees;
               2)   Accrued monthly interest to Class AV;
               3) Interest shortfall carryforward plus interest thereon to Class AV (if any);
               4)   Principal payments are applied as follows:
                    A) 100% to Class AV until Class AV is retired;
               5) Paydown of Certificates to the required level of Overcollateralization with the exception of an amount described in payment priority #6, which is unavailable for this purpose;
               6) To the Residual Holder, to the extent available after covering current monthly losses in Pool II, accrued monthly interest based on a coupon of [0.25%] per annum on a notional principal balance equal to the balance of the Class AV Certificates, commencing on the first remittance date and concluding on the [May 1999] Remittance Date;
               7) Any excess cash flow reverts to the Residual Holder if not required for Cross-collateralization.


Prospectus:    The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus").
               Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
               Offers to sell and solicitations of offers to buy the securities are made only by the Prospectus. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.




The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

CURRENT BALANCE: $131,000,000.00                                            DATED DATE: 03/01/98
      COUPON:  TBD                      mon98a                           FIRST PAYMENT: 04/15/98
      FACTOR: 1.0000000000                                                     TOTAL CLASSES: 16
ORIGINAL BALANCE: $131,000,000.00    BOND AF-1 BE-YIELD TABLE         YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                              **** TO MATURITY ****

     ARM:          26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%
     FIX:          24.00%      18.00%      20.00%      22.00%      26.00%      28.00%      30.00%      32.00%
     HIL:          17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%

     99-24         6.469       6.468       6.468       6.468       6.469       6.469       6.469       6.469
     99-24+        6.436       6.442       6.440       6.438       6.435       6.433       6.432       6.430
     99-25         6.404       6.415       6.411       6.408       6.401       6.398       6.395       6.391
     99-25+        6.372       6.389       6.383       6.377       6.367       6.362       6.357       6.352
     99-26         6.340       6.362       6.354       6.347       6.333       6.326       6.320       6.313
     99-26+        6.308       6.336       6.326       6.317       6.300       6.291       6.283       6.274
     99-27         6.276       6.309       6.298       6.287       6.266       6.255       6.246       6.235
     99-27+        6.244       6.283       6.269       6.256       6.232       6.220       6.208       6.196

     99-28         6.212       6.256       6.241       6.226       6.198       6.184       6.171       6.157
     99-28+        6.180       6.230       6.212       6.196       6.164       6.149       6.134       6.118
     99-29         6.148       6.203       6.184       6.166       6.131       6.113       6.097       6.079
     99-29+        6.116       6.177       6.156       6.135       6.097       6.078       6.060       6.041
     99-30         6.084       6.150       6.127       6.105       6.063       6.042       6.023       6.002
     99-30+        6.052       6.124       6.099       6.075       6.030       6.007       5.985       5.963
     99-31         6.020       6.098       6.071       6.045       5.996       5.971       5.948       5.924
     99-31+        5.988       6.071       6.042       6.015       5.962       5.936       5.911       5.885

    100-00         5.956       6.045       6.014       5.984       5.929       5.900       5.874       5.846
    100-00+        5.924       6.018       5.986       5.954       5.895       5.865       5.837       5.808
    100-01         5.892       5.992       5.957       5.924       5.861       5.830       5.800       5.769
    100-01+        5.860       5.966       5.929       5.894       5.828       5.794       5.763       5.730
    100-02         5.828       5.939       5.901       5.864       5.794       5.759       5.726       5.691
    100-02+        5.797       5.913       5.873       5.834       5.760       5.723       5.689       5.652
    100-03         5.765       5.887       5.844       5.804       5.727       5.688       5.652       5.614
    100-03+        5.733       5.860       5.816       5.773       5.693       5.653       5.615       5.575

    100-04         5.701       5.834       5.788       5.743       5.660       5.617       5.578       5.536
    100-04+        5.669       5.808       5.760       5.713       5.626       5.582       5.541       5.498
    100-05         5.637       5.782       5.731       5.683       5.592       5.547       5.504       5.459
    100-05+        5.606       5.755       5.703       5.653       5.559       5.511       5.467       5.420
    100-06         5.574       5.729       5.675       5.623       5.525       5.476       5.430       5.382
    100-06+        5.542       5.703       5.647       5.593       5.492       5.441       5.394       5.343
    100-07         5.510       5.676       5.619       5.563       5.458       5.406       5.357       5.304
    100-07+        5.478       5.650       5.590       5.533       5.425       5.370       5.320       5.266

First Payment      0.042       0.042       0.042       0.042       0.042       0.042       0.042       0.042
Average Life       0.511       0.622       0.578       0.542       0.484       0.460       0.439       0.419
Last Payment       0.958       1.208       1.125       1.042       0.875       0.875       0.792       0.792
Mod.Dur. @ 100-00  0.487       0.589       0.549       0.515       0.462       0.439       0.419       0.401




The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

CURRENT BALANCE: $66,000,000.00                                                           DATED DATE: 03/01/98
     COUPON:  TBD                                  mon98a                              FIRST PAYMENT: 04/15/98
     FACTOR: 1.0000000000                                                                    TOTAL CLASSES: 16
ORIGINAL BALANCE: $66,000,000.00            BOND AF-2 BE-YIELD TABLE                YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                              **** TO MATURITY ****

     ARM:          26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%
     FIX:          24.00%      18.00%      20.00%      22.00%      26.00%      28.00%      30.00%      32.00%
     HIL:          17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%

     99-24         6.268       6.267       6.267       6.268       6.269       6.270       6.270       6.271
     99-24+        6.255       6.256       6.255       6.255       6.254       6.254       6.253       6.253
     99-25         6.241       6.245       6.243       6.242       6.239       6.238       6.237       6.235
     99-25+        6.227       6.234       6.232       6.229       6.224       6.222       6.220       6.218
     99-26         6.213       6.223       6.220       6.216       6.210       6.206       6.203       6.200
     99-26+        6.199       6.212       6.208       6.203       6.195       6.191       6.186       6.182
     99-27         6.185       6.201       6.196       6.191       6.180       6.175       6.170       6.165
     99-27+        6.171       6.190       6.184       6.178       6.165       6.159       6.153       6.147

     99-28         6.157       6.179       6.172       6.165       6.150       6.143       6.136       6.130
     99-28+        6.144       6.169       6.160       6.152       6.135       6.128       6.119       6.112
     99-29         6.130       6.158       6.148       6.139       6.121       6.112       6.103       6.094
     99-29+        6.116       6.147       6.136       6.126       6.106       6.096       6.086       6.077
     99-30         6.102       6.136       6.125       6.113       6.091       6.080       6.069       6.059
     99-30+        6.088       6.125       6.113       6.100       6.076       6.064       6.053       6.042
     99-31         6.074       6.114       6.101       6.088       6.061       6.049       6.036       6.024
     99-31+        6.061       6.103       6.089       6.075       6.046       6.033       6.019       6.006

    100-00         6.047       6.092       6.077       6.062       6.032       6.017       6.003       5.989
    100-00+        6.033       6.082       6.065       6.049       6.017       6.002       5.986       5.971
    100-01         6.019       6.071       6.053       6.036       6.002       5.986       5.969       5.954
    100-01+        6.005       6.060       6.042       6.023       5.987       5.970       5.952       5.936
    100-02         5.991       6.049       6.030       6.011       5.973       5.954       5.936       5.919
    100-02+        5.978       6.038       6.018       5.998       5.958       5.939       5.919       5.901
    100-03         5.964       6.027       6.006       5.985       5.943       5.923       5.902       5.884
    100-03+        5.950       6.016       5.994       5.972       5.928       5.907       5.886       5.866

    100-04         5.936       6.006       5.982       5.959       5.913       5.891       5.869       5.848
    100-04+        5.922       5.995       5.971       5.946       5.899       5.876       5.852       5.831
    100-05         5.909       5.984       5.959       5.934       5.884       5.860       5.836       5.813
    100-05+        5.895       5.973       5.947       5.921       5.869       5.844       5.819       5.796
    100-06         5.881       5.962       5.935       5.908       5.854       5.829       5.803       5.778
    100-06+        5.867       5.951       5.923       5.895       5.840       5.813       5.786       5.761
    100-07         5.853       5.941       5.911       5.882       5.825       5.797       5.769       5.743
    100-07+        5.840       5.930       5.900       5.870       5.810       5.782       5.753       5.726

First Payment      0.958       1.208       1.125       1.042       0.875       0.875       0.792       0.792
Average Life       1.202       1.547       1.412       1.298       1.120       1.051       0.989       0.938
Last Payment       1.458       1.875       1.708       1.625       1.375       1.292       1.208       1.125
Mod.Dur. @ 100-00  1.124       1.431       1.311       1.210       1.050       0.988       0.931       0.885





The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

CURRENT BALANCE: $120,000,000.00                                                         DATED DATE: 03/01/98
      COUPON:  TBD                                mon98a                              FIRST PAYMENT: 04/15/98
      FACTOR: 1.0000000000                                                                  TOTAL CLASSES: 16
ORIGINAL BALANCE: $120,000,000.00         BOND AF-3 BE-YIELD TABLE                 YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                              **** TO MATURITY ****

     ARM:          26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%
     FIX:          24.00%      18.00%      20.00%      22.00%      26.00%      28.00%      30.00%      32.00%
     HIL:          17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%

     99-24         6.255       6.254       6.254       6.255       6.255       6.256       6.256       6.257
     99-24+        6.247       6.247       6.247       6.247       6.246       6.246       6.246       6.246
     99-25         6.238       6.241       6.240       6.239       6.238       6.237       6.236       6.235
     99-25+        6.230       6.234       6.233       6.232       6.229       6.227       6.226       6.224
     99-26         6.222       6.228       6.226       6.224       6.220       6.217       6.215       6.213
     99-26+        6.213       6.222       6.219       6.216       6.211       6.208       6.205       6.202
     99-27         6.205       6.215       6.212       6.208       6.202       6.198       6.195       6.191
     99-27+        6.197       6.209       6.205       6.201       6.193       6.189       6.185       6.181

     99-28         6.188       6.202       6.198       6.193       6.184       6.179       6.174       6.170
     99-28+        6.180       6.196       6.190       6.185       6.175       6.170       6.164       6.159
     99-29         6.172       6.189       6.183       6.178       6.166       6.160       6.154       6.148
     99-29+        6.163       6.183       6.176       6.170       6.157       6.150       6.144       6.137
     99-30         6.155       6.176       6.169       6.162       6.148       6.141       6.134       6.126
     99-30+        6.147       6.170       6.162       6.154       6.139       6.131       6.123       6.116
     99-31         6.139       6.163       6.155       6.147       6.130       6.122       6.113       6.105
     99-31+        6.130       6.157       6.148       6.139       6.121       6.112       6.103       6.094

    100-00         6.122       6.150       6.141       6.131       6.112       6.103       6.093       6.083
    100-00+        6.114       6.144       6.134       6.124       6.103       6.093       6.083       6.072
    100-01         6.105       6.137       6.127       6.116       6.094       6.084       6.073       6.061
    100-01+        6.097       6.131       6.120       6.108       6.085       6.074       6.062       6.051
    100-02         6.089       6.125       6.113       6.101       6.077       6.064       6.052       6.040
    100-02+        6.080       6.118       6.105       6.093       6.068       6.055       6.042       6.029
    100-03         6.072       6.112       6.098       6.085       6.059       6.045       6.032       6.018
    100-03+        6.064       6.105       6.091       6.078       6.050       6.036       6.022       6.007

    100-04         6.056       6.099       6.084       6.070       6.041       6.026       6.011       5.997
    100-04+        6.047       6.092       6.077       6.062       6.032       6.017       6.001       5.986
    100-05         6.039       6.086       6.070       6.055       6.023       6.007       5.991       5.975
    100-05+        6.031       6.079       6.063       6.047       6.014       5.998       5.981       5.964
    100-06         6.022       6.073       6.056       6.039       6.005       5.988       5.971       5.953
    100-06+        6.014       6.067       6.049       6.032       5.996       5.979       5.961       5.943
    100-07         6.006       6.060       6.042       6.024       5.987       5.969       5.950       5.932
    100-07+        5.997       6.054       6.035       6.016       5.978       5.959       5.940       5.921

First Payment      1.458       1.875       1.708       1.625       1.375       1.292       1.208       1.125
Average Life       2.057       2.699       2.444       2.234       1.904       1.772       1.656       1.554
Last Payment       2.708       3.625       3.292       2.958       2.542       2.292       2.208       2.042
Mod.Dur. @ 100-00  1.872       2.407       2.197       2.022       1.741       1.627       1.526       1.436





The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

CURRENT BALANCE: $45,000,000.00                                                         DATED DATE: 03/01/98
     COUPON:  TBD                                mon98a                              FIRST PAYMENT: 04/15/98
     FACTOR: 1.0000000000                                                                  TOTAL CLASSES: 16
ORIGINAL BALANCE: $45,000,000.00          BOND AF-4 BE-YIELD TABLE                YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                              **** TO MATURITY ****

     ARM:          26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%
     FIX:          24.00%      18.00%      20.00%      22.00%      26.00%      28.00%      30.00%      32.00%
     HIL:          17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%

     99-24         6.329       6.329       6.329       6.329       6.330       6.330       6.330       6.330
     99-24+        6.324       6.324       6.324       6.324       6.323       6.323       6.323       6.322
     99-25         6.318       6.320       6.319       6.318       6.317       6.316       6.316       6.315
     99-25+        6.312       6.315       6.314       6.313       6.311       6.310       6.308       6.307
     99-26         6.306       6.311       6.309       6.308       6.305       6.303       6.301       6.300
     99-26+        6.300       6.307       6.305       6.303       6.298       6.296       6.294       6.292
     99-27         6.295       6.302       6.300       6.297       6.292       6.290       6.287       6.284
     99-27+        6.289       6.298       6.295       6.292       6.286       6.283       6.280       6.277

     99-28         6.283       6.293       6.290       6.287       6.280       6.276       6.273       6.269
     99-28+        6.277       6.289       6.285       6.281       6.273       6.269       6.265       6.261
     99-29         6.272       6.284       6.280       6.276       6.267       6.263       6.258       6.254
     99-29+        6.266       6.280       6.275       6.271       6.261       6.256       6.251       6.246
     99-30         6.260       6.276       6.271       6.265       6.255       6.249       6.244       6.238
     99-30+        6.254       6.271       6.266       6.260       6.249       6.243       6.237       6.231
     99-31         6.248       6.267       6.261       6.255       6.242       6.236       6.230       6.223
     99-31+        6.243       6.262       6.256       6.249       6.236       6.229       6.223       6.215

    100-00         6.237       6.258       6.251       6.244       6.230       6.223       6.215       6.208
    100-00+        6.231       6.253       6.246       6.239       6.224       6.216       6.208       6.200
    100-01         6.225       6.249       6.241       6.233       6.217       6.209       6.201       6.192
    100-01+        6.220       6.245       6.237       6.228       6.211       6.203       6.194       6.185
    100-02         6.214       6.240       6.232       6.223       6.205       6.196       6.187       6.177
    100-02+        6.208       6.236       6.227       6.217       6.199       6.189       6.180       6.170
    100-03         6.202       6.231       6.222       6.212       6.193       6.183       6.172       6.162
    100-03+        6.197       6.227       6.217       6.207       6.186       6.176       6.165       6.154

    100-04         6.191       6.223       6.212       6.202       6.180       6.169       6.158       6.147
    100-04+        6.185       6.218       6.207       6.196       6.174       6.163       6.151       6.139
    100-05         6.179       6.214       6.203       6.191       6.168       6.156       6.144       6.131
    100-05+        6.173       6.209       6.198       6.186       6.161       6.149       6.137       6.124
    100-06         6.168       6.205       6.193       6.180       6.155       6.143       6.130       6.116
    100-06+        6.162       6.200       6.188       6.175       6.149       6.136       6.123       6.109
    100-07         6.156       6.196       6.183       6.170       6.143       6.129       6.115       6.101
    100-07+        6.150       6.192       6.178       6.164       6.137       6.123       6.108       6.093

First Payment      2.708       3.625       3.292       2.958       2.542       2.292       2.208       2.042
Average Life       3.051       4.111       3.695       3.344       2.810       2.601       2.415       2.249
Last Payment       3.458       4.625       4.125       3.792       3.125       2.875       2.708       2.458
Mod.Dur. @ 100-00  2.694       3.515       3.200       2.927       2.499       2.328       2.174       2.035




The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

CURRENT BALANCE: $59,000,000.00                                                         DATED DATE: 03/01/98
     COUPON:  TBD                                mon98a                              FIRST PAYMENT: 04/15/98
     FACTOR: 1.0000000000                                                                  TOTAL CLASSES: 16
ORIGINAL BALANCE: $59,000,000.00          BOND AF-5 BE-YIELD TABLE                YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                              **** TO MATURITY ****

     ARM:          26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%
     FIX:          24.00%      18.00%      20.00%      22.00%      26.00%      28.00%      30.00%      32.00%
     HIL:          17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%

     99-24         6.481       6.481       6.481       6.481       6.481       6.481       6.481       6.481
     99-24+        6.477       6.478       6.477       6.477       6.476       6.476       6.475       6.475
     99-25         6.472       6.474       6.473       6.473       6.471       6.471       6.470       6.469
     99-25+        6.468       6.471       6.470       6.469       6.466       6.465       6.464       6.463
     99-26         6.463       6.467       6.466       6.464       6.462       6.460       6.459       6.457
     99-26+        6.458       6.464       6.462       6.460       6.457       6.455       6.453       6.451
     99-27         6.454       6.460       6.458       6.456       6.452       6.450       6.447       6.445
     99-27+        6.449       6.457       6.454       6.452       6.447       6.444       6.442       6.439

     99-28         6.445       6.453       6.451       6.448       6.442       6.439       6.436       6.433
     99-28+        6.440       6.450       6.447       6.444       6.437       6.434       6.430       6.427
     99-29         6.436       6.446       6.443       6.439       6.432       6.428       6.425       6.421
     99-29+        6.431       6.443       6.439       6.435       6.427       6.423       6.419       6.415
     99-30         6.427       6.439       6.435       6.431       6.423       6.418       6.413       6.409
     99-30+        6.422       6.436       6.431       6.427       6.418       6.413       6.408       6.403
     99-31         6.418       6.432       6.428       6.423       6.413       6.407       6.402       6.397
     99-31+        6.413       6.429       6.424       6.419       6.408       6.402       6.396       6.390

    100-00         6.409       6.425       6.420       6.414       6.403       6.397       6.391       6.384
    100-00+        6.404       6.422       6.416       6.410       6.398       6.392       6.385       6.378
    100-01         6.400       6.419       6.412       6.406       6.393       6.386       6.379       6.372
    100-01+        6.395       6.415       6.409       6.402       6.388       6.381       6.374       6.366
    100-02         6.391       6.412       6.405       6.398       6.384       6.376       6.368       6.360
    100-02+        6.386       6.408       6.401       6.394       6.379       6.371       6.362       6.354
    100-03         6.382       6.405       6.397       6.390       6.374       6.365       6.357       6.348
    100-03+        6.377       6.401       6.393       6.385       6.369       6.360       6.351       6.342

    100-04         6.373       6.398       6.390       6.381       6.364       6.355       6.346       6.336
    100-04+        6.368       6.394       6.386       6.377       6.359       6.350       6.340       6.330
    100-05         6.364       6.391       6.382       6.373       6.354       6.344       6.334       6.324
    100-05+        6.359       6.387       6.378       6.369       6.349       6.339       6.329       6.318
    100-06         6.355       6.384       6.374       6.365       6.345       6.334       6.323       6.312
    100-06+        6.350       6.381       6.371       6.361       6.340       6.329       6.317       6.306
    100-07         6.346       6.377       6.367       6.356       6.335       6.323       6.312       6.300
    100-07+        6.341       6.374       6.363       6.352       6.330       6.318       6.306       6.294

First Payment      3.458       4.625       4.125       3.792       3.125       2.875       2.708       2.458
Average Life       4.041       5.496       4.914       4.438       3.697       3.397       3.138       2.913
Last Payment       4.708       6.542       5.875       5.208       4.375       3.958       3.708       3.375
Mod.Dur. @ 100-00  3.449       4.486       4.083       3.742       3.189       2.957       2.754       2.575





The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

CURRENT BALANCE: $43,000,000.00                                                         DATED DATE: 03/01/98
     COUPON:  TBD                                mon98a                              FIRST PAYMENT: 04/15/98
     FACTOR: 1.0000000000                                                                  TOTAL CLASSES: 16
ORIGINAL BALANCE: $43,000,000.00          BOND AF-6 BE-YIELD TABLE                YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                              **** TO MATURITY ****

     ARM:          26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%
     FIX:          24.00%      18.00%      20.00%      22.00%      26.00%      28.00%      30.00%      32.00%
     HIL:          17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%

     99-24         6.598       6.598       6.598       6.598       6.598       6.598       6.598       6.598
     99-24+        6.595       6.596       6.595       6.595       6.594       6.594       6.594       6.593
     99-25         6.591       6.593       6.593       6.592       6.591       6.590       6.589       6.589
     99-25+        6.588       6.591       6.590       6.589       6.587       6.586       6.585       6.584
     99-26         6.584       6.588       6.587       6.586       6.583       6.582       6.580       6.579
     99-26+        6.581       6.586       6.584       6.582       6.579       6.578       6.576       6.574
     99-27         6.577       6.583       6.581       6.579       6.576       6.574       6.572       6.570
     99-27+        6.574       6.581       6.579       6.576       6.572       6.570       6.567       6.565

     99-28         6.570       6.578       6.576       6.573       6.568       6.566       6.563       6.560
     99-28+        6.567       6.576       6.573       6.570       6.564       6.561       6.559       6.556
     99-29         6.564       6.573       6.570       6.567       6.560       6.557       6.554       6.551
     99-29+        6.560       6.571       6.567       6.564       6.557       6.553       6.550       6.546
     99-30         6.557       6.568       6.565       6.560       6.553       6.549       6.546       6.542
     99-30+        6.553       6.566       6.562       6.557       6.549       6.545       6.541       6.537
     99-31         6.550       6.563       6.559       6.554       6.545       6.541       6.537       6.532
     99-31+        6.546       6.561       6.556       6.551       6.542       6.537       6.533       6.528

    100-00         6.543       6.558       6.553       6.548       6.538       6.533       6.528       6.523
    100-00+        6.539       6.556       6.551       6.545       6.534       6.529       6.524       6.518
    100-01         6.536       6.553       6.548       6.542       6.530       6.525       6.520       6.514
    100-01+        6.532       6.551       6.545       6.539       6.527       6.521       6.515       6.509
    100-02         6.529       6.548       6.542       6.535       6.523       6.517       6.511       6.504
    100-02+        6.526       6.546       6.539       6.532       6.519       6.513       6.506       6.500
    100-03         6.522       6.543       6.537       6.529       6.515       6.509       6.502       6.495
    100-03+        6.519       6.541       6.534       6.526       6.512       6.505       6.498       6.491

    100-04         6.515       6.538       6.531       6.523       6.508       6.501       6.493       6.486
    100-04+        6.512       6.536       6.528       6.520       6.504       6.497       6.489       6.481
    100-05         6.508       6.533       6.525       6.517       6.501       6.493       6.485       6.477
    100-05+        6.505       6.531       6.523       6.513       6.497       6.489       6.480       6.472
    100-06         6.501       6.528       6.520       6.510       6.493       6.485       6.476       6.467
    100-06+        6.498       6.526       6.517       6.507       6.489       6.481       6.472       6.463
    100-07         6.495       6.523       6.514       6.504       6.486       6.476       6.467       6.458
    100-07+        6.491       6.521       6.511       6.501       6.482       6.472       6.463       6.453

First Payment      4.708       6.542       5.875       5.208       4.375       3.958       3.708       3.375
Average Life       5.539       8.353       7.194       6.230       5.019       4.584       4.219       3.897
Last Payment       6.625      10.292       9.208       8.125       5.875       5.375       4.875       4.458
Mod.Dur. @ 100-00  4.501       6.222       5.547       4.952       4.144       3.837       3.572       3.333





The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

CURRENT BALANCE: $49,000,000.00                                                         DATED DATE: 03/01/98
     COUPON:  TBD                                mon98a                              FIRST PAYMENT: 04/15/98
     FACTOR: 1.0000000000                                                                  TOTAL CLASSES: 16
ORIGINAL BALANCE: $49,000,000.00          BOND AF-7 BE-YIELD TABLE                YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                              **** TO MATURITY ****

     ARM:          26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%
     FIX:          24.00%      18.00%      20.00%      22.00%      26.00%      28.00%      30.00%      32.00%
     HIL:          17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%

     99-24         7.013       7.013       7.013       7.013       7.012       7.012       7.012       7.012
     99-24+        7.010       7.011       7.011       7.011       7.010       7.010       7.009       7.008
     99-25         7.008       7.009       7.009       7.009       7.008       7.007       7.006       7.005
     99-25+        7.006       7.008       7.007       7.007       7.005       7.004       7.003       7.002
     99-26         7.004       7.006       7.005       7.005       7.003       7.002       7.001       6.999
     99-26+        7.002       7.004       7.003       7.002       7.000       6.999       6.998       6.996
     99-27         6.999       7.002       7.001       7.000       6.998       6.997       6.995       6.993
     99-27+        6.997       7.000       6.999       6.998       6.996       6.994       6.992       6.990

     99-28         6.995       6.998       6.997       6.996       6.993       6.991       6.989       6.987
     99-28+        6.993       6.996       6.995       6.994       6.991       6.989       6.986       6.984
     99-29         6.990       6.995       6.993       6.992       6.988       6.986       6.984       6.981
     99-29+        6.988       6.993       6.991       6.990       6.986       6.984       6.981       6.978
     99-30         6.986       6.991       6.990       6.988       6.984       6.981       6.978       6.975
     99-30+        6.984       6.989       6.988       6.986       6.981       6.978       6.975       6.972
     99-31         6.982       6.987       6.986       6.984       6.979       6.976       6.972       6.969
     99-31+        6.979       6.985       6.984       6.982       6.976       6.973       6.970       6.965

    100-00         6.977       6.983       6.982       6.980       6.974       6.971       6.967       6.962
    100-00+        6.975       6.982       6.980       6.978       6.972       6.968       6.964       6.959
    100-01         6.973       6.980       6.978       6.976       6.969       6.965       6.961       6.956
    100-01+        6.971       6.978       6.976       6.974       6.967       6.963       6.958       6.953
    100-02         6.968       6.976       6.974       6.971       6.965       6.960       6.955       6.950
    100-02+        6.966       6.974       6.972       6.969       6.962       6.958       6.953       6.947
    100-03         6.964       6.972       6.970       6.967       6.960       6.955       6.950       6.944
    100-03+        6.962       6.971       6.968       6.965       6.957       6.953       6.947       6.941

    100-04         6.959       6.969       6.966       6.963       6.955       6.950       6.944       6.938
    100-04+        6.957       6.967       6.964       6.961       6.953       6.947       6.941       6.935
    100-05         6.955       6.965       6.962       6.959       6.950       6.945       6.939       6.932
    100-05+        6.953       6.963       6.960       6.957       6.948       6.942       6.936       6.929
    100-06         6.951       6.961       6.958       6.955       6.945       6.940       6.933       6.926
    100-06+        6.948       6.960       6.956       6.953       6.943       6.937       6.930       6.923
    100-07         6.946       6.958       6.954       6.951       6.941       6.934       6.927       6.919
    100-07+        6.944       6.956       6.952       6.949       6.938       6.932       6.925       6.916

First Payment      6.625      10.292       9.208       8.125       5.875       5.375       4.875       4.458
Average Life      10.252      13.464      12.344      11.311       9.234       8.305       7.440       6.658
Last Payment      16.208      20.792      19.042      17.542      14.958      14.208      13.625      12.792
Mod.Dur. @ 100-00  7.016       8.412       7.966       7.520       6.497       5.999       5.516       5.061





The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

CURRENT BALANCE: $49,000,000.00                                                          DATED DATE: 03/01/98
     COUPON:  TBD                                 mon98a                              FIRST PAYMENT: 04/15/98
     FACTOR: 1.0000000000                                                                   TOTAL CLASSES: 16
ORIGINAL BALANCE: $49,000,000.00           BOND AF-7 BE-YIELD TABLE                YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                                **** TO CALL ****

     ARM:          26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%
     FIX:          24.00%      18.00%      20.00%      22.00%      26.00%      28.00%      30.00%      32.00%
     HIL:          17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%

     99-23         7.017       7.017       7.017       7.017       7.018       7.018       7.018       7.018
     99-23+        7.015       7.015       7.015       7.015       7.015       7.015       7.015       7.015
     99-24         7.012       7.012       7.012       7.012       7.012       7.012       7.011       7.011
     99-24+        7.009       7.010       7.010       7.010       7.009       7.009       7.008       7.008
     99-25         7.007       7.008       7.007       7.007       7.006       7.006       7.005       7.005
     99-25+        7.004       7.005       7.005       7.005       7.003       7.003       7.002       7.001
     99-26         7.001       7.003       7.002       7.002       7.001       7.000       6.999       6.998
     99-26+        6.999       7.001       7.000       6.999       6.998       6.997       6.996       6.994

     99-27         6.996       6.998       6.998       6.997       6.995       6.994       6.993       6.991
     99-27+        6.994       6.996       6.995       6.994       6.992       6.991       6.989       6.988
     99-28         6.991       6.993       6.993       6.992       6.989       6.988       6.986       6.984
     99-28+        6.988       6.991       6.990       6.989       6.987       6.985       6.983       6.981
     99-29         6.986       6.989       6.988       6.987       6.984       6.982       6.980       6.978
     99-29+        6.983       6.986       6.985       6.984       6.981       6.979       6.977       6.974
     99-30         6.980       6.984       6.983       6.982       6.978       6.976       6.974       6.971
     99-30+        6.978       6.982       6.980       6.979       6.975       6.973       6.970       6.968

     99-31         6.975       6.979       6.978       6.977       6.973       6.970       6.967       6.964
     99-31+        6.972       6.977       6.975       6.974       6.970       6.967       6.964       6.961
    100-00         6.970       6.974       6.973       6.971       6.967       6.964       6.961       6.958
    100-00+        6.967       6.972       6.971       6.969       6.964       6.961       6.958       6.954
    100-01         6.964       6.970       6.968       6.966       6.961       6.958       6.955       6.951
    100-01+        6.962       6.967       6.966       6.964       6.958       6.955       6.952       6.947
    100-02         6.959       6.965       6.963       6.961       6.956       6.952       6.948       6.944
    100-02+        6.956       6.963       6.961       6.959       6.953       6.950       6.945       6.941

    100-03         6.954       6.960       6.958       6.956       6.950       6.947       6.942       6.937
    100-03+        6.951       6.958       6.956       6.954       6.947       6.944       6.939       6.934
    100-04         6.948       6.955       6.953       6.951       6.944       6.941       6.936       6.931
    100-04+        6.946       6.953       6.951       6.949       6.942       6.938       6.933       6.927
    100-05         6.943       6.951       6.948       6.946       6.939       6.935       6.930       6.924
    100-05+        6.941       6.948       6.946       6.943       6.936       6.932       6.926       6.921
    100-06         6.938       6.946       6.944       6.941       6.933       6.929       6.923       6.917
    100-06+        6.935       6.944       6.941       6.938       6.930       6.926       6.920       6.914

First Payment      6.625       9.125       8.708       8.125       5.875       5.375       4.875       4.458
Average Life       7.868       9.125       8.708       8.288       7.296       6.828       6.315       5.856
Last Payment       8.042       9.125       8.708       8.292       7.708       7.542       7.292       7.125
Mod.Dur. @  99-31  5.867       6.547       6.329       6.103       5.534       5.251       4.932       4.637





The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

CURRENT BALANCE: $30,000,000.00                                                       DATED DATE: 03/01/98
     COUPON:  TBD                              mon98a                              FIRST PAYMENT: 04/15/98
     FACTOR: 1.0000000000                                                                TOTAL CLASSES: 16
ORIGINAL BALANCE: $30,000,000.00          BOND AF-8 BE-YIELD TABLE              YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                              **** TO MATURITY ****

     ARM:          26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%
     FIX:          24.00%      18.00%      20.00%      22.00%      26.00%      28.00%      30.00%      32.00%
     HIL:          17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%

     99-24         6.359       6.359       6.359       6.359       6.359       6.359       6.359       6.359
     99-24+        6.355       6.355       6.355       6.355       6.355       6.355       6.355       6.355
     99-25         6.351       6.352       6.352       6.352       6.351       6.351       6.351       6.351
     99-25+        6.348       6.348       6.348       6.348       6.347       6.347       6.347       6.347
     99-26         6.344       6.345       6.344       6.344       6.344       6.343       6.343       6.343
     99-26+        6.340       6.341       6.341       6.340       6.340       6.339       6.339       6.339
     99-27         6.336       6.338       6.337       6.337       6.336       6.336       6.335       6.335
     99-27+        6.333       6.334       6.334       6.333       6.332       6.332       6.331       6.331

     99-28         6.329       6.331       6.330       6.329       6.328       6.328       6.327       6.327
     99-28+        6.325       6.327       6.326       6.326       6.324       6.324       6.323       6.323
     99-29         6.321       6.324       6.323       6.322       6.321       6.320       6.319       6.319
     99-29+        6.317       6.320       6.319       6.318       6.317       6.316       6.315       6.315
     99-30         6.314       6.316       6.316       6.315       6.313       6.312       6.311       6.311
     99-30+        6.310       6.313       6.312       6.311       6.309       6.308       6.307       6.307
     99-31         6.306       6.309       6.308       6.307       6.305       6.304       6.303       6.302
     99-31+        6.302       6.306       6.305       6.304       6.301       6.300       6.299       6.298

    100-00         6.299       6.302       6.301       6.300       6.298       6.296       6.295       6.294
    100-00+        6.295       6.299       6.298       6.296       6.294       6.293       6.291       6.290
    100-01         6.291       6.295       6.294       6.293       6.290       6.289       6.287       6.286
    100-01+        6.287       6.292       6.290       6.289       6.286       6.285       6.283       6.282
    100-02         6.284       6.288       6.287       6.285       6.282       6.281       6.280       6.278
    100-02+        6.280       6.285       6.283       6.281       6.278       6.277       6.276       6.274
    100-03         6.276       6.281       6.280       6.278       6.275       6.273       6.272       6.270
    100-03+        6.272       6.278       6.276       6.274       6.271       6.269       6.268       6.266

    100-04         6.269       6.274       6.272       6.270       6.267       6.265       6.264       6.262
    100-04+        6.265       6.271       6.269       6.267       6.263       6.261       6.260       6.258
    100-05         6.261       6.267       6.265       6.263       6.259       6.257       6.256       6.254
    100-05+        6.257       6.264       6.262       6.259       6.255       6.254       6.252       6.250
    100-06         6.254       6.260       6.258       6.256       6.252       6.250       6.248       6.246
    100-06+        6.250       6.256       6.254       6.252       6.248       6.246       6.244       6.242
    100-07         6.246       6.253       6.251       6.248       6.244       6.242       6.240       6.238
    100-07+        6.242       6.249       6.247       6.245       6.240       6.238       6.236       6.234

First Payment      3.042       3.042       3.042       3.042       3.042       3.042       3.042       3.042
Average Life       4.991       5.390       5.255       5.116       4.879       4.776       4.682       4.594
Last Payment       6.708       7.125       7.042       6.958       6.542       6.375       6.208       6.125
Mod.Dur. @ 100-00  4.132       4.404       4.312       4.218       4.053       3.981       3.915       3.853





The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

CURRENT BALANCE: $27,000,000.00                                                        DATED DATE: 03/01/98
     COUPON:  TBD                               mon98a                              FIRST PAYMENT: 04/15/98
     FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 16
ORIGINAL BALANCE: $27,000,000.00          BOND AF-9 BE-YIELD TABLE               YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                              **** TO MATURITY ****

     ARM:          26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%
     FIX:          24.00%      18.00%      20.00%      22.00%      26.00%      28.00%      30.00%      32.00%
     HIL:          17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%

     99-24         6.517       6.517       6.517       6.517       6.517       6.517       6.517       6.517
     99-24+        6.514       6.514       6.514       6.514       6.514       6.514       6.514       6.514
     99-25         6.511       6.512       6.512       6.512       6.511       6.511       6.511       6.511
     99-25+        6.509       6.509       6.509       6.509       6.509       6.509       6.509       6.508
     99-26         6.506       6.507       6.507       6.506       6.506       6.506       6.506       6.506
     99-26+        6.504       6.504       6.504       6.504       6.504       6.503       6.503       6.503
     99-27         6.501       6.502       6.502       6.501       6.501       6.501       6.500       6.500
     99-27+        6.499       6.499       6.499       6.499       6.498       6.498       6.498       6.498

     99-28         6.496       6.497       6.497       6.496       6.496       6.495       6.495       6.495
     99-28+        6.493       6.495       6.494       6.494       6.493       6.493       6.492       6.492
     99-29         6.491       6.492       6.492       6.491       6.490       6.490       6.490       6.489
     99-29+        6.488       6.490       6.489       6.489       6.488       6.487       6.487       6.487
     99-30         6.486       6.487       6.487       6.486       6.485       6.485       6.484       6.484
     99-30+        6.483       6.485       6.484       6.483       6.482       6.482       6.482       6.481
     99-31         6.480       6.482       6.482       6.481       6.480       6.479       6.479       6.478
     99-31+        6.478       6.480       6.479       6.478       6.477       6.477       6.476       6.476

    100-00         6.475       6.477       6.477       6.476       6.475       6.474       6.473       6.473
    100-00+        6.473       6.475       6.474       6.473       6.472       6.471       6.471       6.470
    100-01         6.470       6.472       6.472       6.471       6.469       6.469       6.468       6.468
    100-01+        6.467       6.470       6.469       6.468       6.467       6.466       6.465       6.465
    100-02         6.465       6.468       6.467       6.466       6.464       6.463       6.463       6.462
    100-02+        6.462       6.465       6.464       6.463       6.461       6.461       6.460       6.459
    100-03         6.460       6.463       6.462       6.461       6.459       6.458       6.457       6.457
    100-03+        6.457       6.460       6.459       6.458       6.456       6.455       6.455       6.454

    100-04         6.454       6.458       6.457       6.455       6.454       6.453       6.452       6.451
    100-04+        6.452       6.455       6.454       6.453       6.451       6.450       6.449       6.448
    100-05         6.449       6.453       6.452       6.450       6.448       6.447       6.447       6.446
    100-05+        6.447       6.450       6.449       6.448       6.446       6.445       6.444       6.443
    100-06         6.444       6.448       6.447       6.445       6.443       6.442       6.441       6.440
    100-06+        6.442       6.445       6.444       6.443       6.440       6.439       6.439       6.438
    100-07         6.439       6.443       6.442       6.440       6.438       6.437       6.436       6.435
    100-07+        6.436       6.441       6.439       6.438       6.435       6.434       6.433       6.432

First Payment      6.708       7.125       7.042       6.958       6.542       6.375       6.208       6.125
Average Life       7.925       8.521       8.294       8.096       7.775       7.638       7.520       7.411
Last Payment      14.208      20.542      18.875      17.375      14.208      14.208      13.458      12.625
Mod.Dur. @ 100-00  6.003       6.333       6.209       6.100       5.918       5.838       5.768       5.702




The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

CURRENT BALANCE: $27,000,000.00                                                         DATED DATE: 03/01/98
     COUPON:  TBD                                mon98a                              FIRST PAYMENT: 04/15/98
     FACTOR: 1.0000000000                                                                  TOTAL CLASSES: 16
ORIGINAL BALANCE: $27,000,000.00         BOND AF-9 BE-YIELD TABLE                 YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                                **** TO CALL ****

     ARM:          26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%      26.00%
     FIX:          24.00%      18.00%      20.00%      22.00%      26.00%      28.00%      30.00%      32.00%
     HIL:          17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%      17.00%

     99-24         6.517       6.517       6.517       6.517       6.517       6.517       6.517       6.517
     99-24+        6.514       6.514       6.514       6.514       6.514       6.514       6.514       6.514
     99-25         6.511       6.512       6.512       6.511       6.511       6.511       6.511       6.511
     99-25+        6.509       6.509       6.509       6.509       6.508       6.508       6.508       6.508
     99-26         6.506       6.507       6.506       6.506       6.506       6.506       6.505       6.505
     99-26+        6.503       6.504       6.504       6.504       6.503       6.503       6.503       6.502
     99-27         6.501       6.502       6.501       6.501       6.500       6.500       6.500       6.499
     99-27+        6.498       6.499       6.499       6.498       6.498       6.497       6.497       6.497

     99-28         6.495       6.497       6.496       6.496       6.495       6.495       6.494       6.494
     99-28+        6.493       6.494       6.493       6.493       6.492       6.492       6.491       6.491
     99-29         6.490       6.491       6.491       6.490       6.489       6.489       6.488       6.488
     99-29+        6.487       6.489       6.488       6.488       6.487       6.486       6.486       6.485
     99-30         6.485       6.486       6.486       6.485       6.484       6.483       6.483       6.482
     99-30+        6.482       6.484       6.483       6.482       6.481       6.481       6.480       6.479
     99-31         6.479       6.481       6.481       6.480       6.479       6.478       6.477       6.476
     99-31+        6.477       6.479       6.478       6.477       6.476       6.475       6.474       6.474

    100-00         6.474       6.476       6.475       6.475       6.473       6.472       6.471       6.471
    100-00+        6.471       6.474       6.473       6.472       6.470       6.470       6.469       6.468
    100-01         6.469       6.471       6.470       6.469       6.468       6.467       6.466       6.465
    100-01+        6.466       6.469       6.468       6.467       6.465       6.464       6.463       6.462
    100-02         6.463       6.466       6.465       6.464       6.462       6.461       6.460       6.459
    100-02+        6.461       6.464       6.463       6.461       6.459       6.459       6.457       6.456
    100-03         6.458       6.461       6.460       6.459       6.457       6.456       6.455       6.453
    100-03+        6.455       6.459       6.457       6.456       6.454       6.453       6.452       6.451

    100-04         6.453       6.456       6.455       6.454       6.451       6.450       6.449       6.448
    100-04+        6.450       6.454       6.452       6.451       6.449       6.448       6.446       6.445
    100-05         6.447       6.451       6.450       6.448       6.446       6.445       6.443       6.442
    100-05+        6.445       6.449       6.447       6.446       6.443       6.442       6.440       6.439
    100-06         6.442       6.446       6.445       6.443       6.440       6.439       6.438       6.436
    100-06+        6.439       6.444       6.442       6.441       6.438       6.437       6.435       6.433
    100-07         6.437       6.441       6.440       6.438       6.435       6.434       6.432       6.430
    100-07+        6.434       6.439       6.437       6.435       6.432       6.431       6.429       6.428

First Payment      6.708       7.125       7.042       6.958       6.542       6.375       6.208       6.125
Average Life       7.598       8.208       7.978       7.759       7.407       7.271       7.078       6.917
Last Payment       8.042       9.125       8.708       8.292       7.708       7.542       7.292       7.125
Mod.Dur. @ 100-00  5.825       6.176       6.046       5.919       5.711       5.629       5.511       5.412




The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

--------------------------------------------------------------------------------

     -  Money Store - MON8A
     -  Cut Off Date of Tape is  2/28/98
     -  Fixed Rate Collateral
     -  $367,994,024.88
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   6,145

Lien Status:                          First and Second Lien Loans

Aggregate Unpaid Principal Balance:               $367,994,024.88
Aggregate Original Principal Balance:             $369,471,154.00

Weighted Average Gross Coupon:                            10.538%
Gross Coupon Range:                             5.000% -  18.990%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $59,885.11
Average Original Principal Balance:                    $60,125.49

Maximum Unpaid Principal Balance:                     $657,686.44
Minimum Unpaid Principal Balance:                       $3,960.00

Maximum Original Principal Balance:                   $658,000.00
Minimum Original Principal Balance:                     $5,000.00

Weighted Avg. Rem Term (Sched. Last Pay to Mat/Bln Date): 265.516
Remaining Term Range:                           35.000 -  480.000

Weighted Average Age (Original Term - Rem Term):            3.359
Age Range:                                       0.000 -  128.000

Weighted Average Original Term:                           268.875
Original Term Range:                            36.000 -  480.000

Weighted Average Combined LTV:                             77.620
Combined LTV Range:                             1.890% - 100.000%

Weighted Average FICO Score:                       628.082 * 232 Scores are not
FICO Score Range:                             379  -   827   currently available
--------------------------------------------------------------------------------

Max Zip Code Concentration: 0.26%       Zip Code: 08540         State: NJ

Latest Maturing Loan: 03/15/38





The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 4.50% * Gross Coupon *=  5.00%          1            9,411.59          0.00
 5.50% * Gross Coupon *=  6.00%          1           16,741.94          0.00
 6.50% * Gross Coupon *=  7.00%          2          155,234.81          0.04
 7.00% * Gross Coupon *=  7.50%          6          691,587.96          0.19
 7.50% * Gross Coupon *=  7.75%         17        1,694,043.25          0.46
 7.75% * Gross Coupon *=  8.00%         14        1,322,067.96          0.36
 8.00% * Gross Coupon *=  8.25%         16        2,211,332.87          0.60
 8.25% * Gross Coupon *=  8.50%         34        3,667,179.50          1.00
 8.50% * Gross Coupon *=  8.75%         86        9,525,367.45          2.59
 8.75% * Gross Coupon *=  9.00%        397       33,525,444.22          9.11
 9.00% * Gross Coupon *=  9.25%        138       13,745,798.07          3.74
 9.25% * Gross Coupon *=  9.50%        289       23,711,069.90          6.44
 9.50% * Gross Coupon *=  9.75%        352       29,730,286.97          8.08
 9.75% * Gross Coupon *= 10.00%        644       52,821,086.30         14.35
10.00% * Gross Coupon *= 10.25%        145       10,473,826.70          2.85
10.25% * Gross Coupon *= 10.50%        350       23,210,502.81          6.31
10.50% * Gross Coupon *= 10.75%        373       27,137,250.72          7.37
10.75% * Gross Coupon *= 11.00%        505       31,518,089.33          8.56
11.00% * Gross Coupon *= 11.25%        229       11,711,648.62          3.18
11.25% * Gross Coupon *= 11.50%        286       13,577,233.42          3.69
11.50% * Gross Coupon *= 11.75%        294       11,959,901.03          3.25
11.75% * Gross Coupon *= 12.00%        437       15,564,858.97          4.23
12.00% * Gross Coupon *= 12.25%        221        7,444,427.65          2.02
12.25% * Gross Coupon *= 12.50%        269        9,127,310.81          2.48
12.50% * Gross Coupon *= 12.75%        158        6,689,124.02          1.82
12.75% * Gross Coupon *= 13.00%        257        7,793,959.61          2.12
13.00% * Gross Coupon *= 13.25%        122        3,625,632.23          0.99
13.25% * Gross Coupon *= 13.50%        154        5,058,515.80          1.37
13.50% * Gross Coupon *= 13.75%        105        3,213,944.67          0.87
13.75% * Gross Coupon *= 14.00%        108        3,066,200.53          0.83
14.00% * Gross Coupon *= 14.25%         35        1,089,217.70          0.30
14.25% * Gross Coupon *= 14.50%         39        1,151,443.73          0.31
14.50% * Gross Coupon *= 14.75%         19          554,119.64          0.15
14.75% * Gross Coupon *= 15.00%         21          602,891.15          0.16
15.00% * Gross Coupon *= 15.25%          4          138,831.86          0.04
15.25% * Gross Coupon *= 15.50%          6          167,700.54          0.05
15.50% * Gross Coupon *= 15.75%          2           50,135.85          0.01
15.75% * Gross Coupon *= 16.00%          2           57,141.10          0.02
16.50% * Gross Coupon *= 16.75%          2           85,591.18          0.02
16.75% * Gross Coupon *= 17.00%          1           23,946.30          0.01
17.00% * Gross Coupon *= 17.25%          1           11,726.12          0.00
17.25% * Gross Coupon *= 17.50%          1           14,950.00          0.00
18.50% * Gross Coupon *= 19.00%          2           47,250.00          0.01
-------------------------------------------------------------------------------
Total..........                       6145     $367,994,024.88        100.00%
===============================================================================

* =  Less than





The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

                                  ORIGINAL TERM


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Original Term        Loans       Balance              Balance

 24 * Orig. Term *=  36        3          20,200.00           0.01%
 36 * Orig. Term *=  48        1          23,603.45           0.01%
 48 * Orig. Term *=  60      146       2,215,376.88           0.60%
 60 * Orig. Term *=  72       12         211,623.98           0.06%
 72 * Orig. Term *=  84       56       1,424,528.27           0.39%
 84 * Orig. Term *=  96       13         279,952.60           0.08%
 96 * Orig. Term *= 108        5         178,554.09           0.05%
108 * Orig. Term *= 120      642      15,352,879.20           4.17%
120 * Orig. Term *= 132        2          56,800.00           0.02%
132 * Orig. Term *= 144       23         662,857.23           0.18%
144 * Orig. Term *= 156        1          16,240.00           0.00%
156 * Orig. Term *= 168        3         138,335.52           0.04%
168 * Orig. Term *= 180    2,323     131,808,796.73          35.82%
192 * Orig. Term *= 204        4         147,150.00           0.04%
204 * Orig. Term *= 216        7         469,992.77           0.13%
216 * Orig. Term *= 228        1          86,500.00           0.02%
228 * Orig. Term *= 240      619      34,026,978.75           9.25%
240 * Orig. Term *= 252        1          24,646.03           0.01%
252 * Orig. Term *= 264        1          29,000.00           0.01%
288 * Orig. Term *= 300      296      13,534,223.32           3.68%
348 * Orig. Term *= 360    1,959     164,635,739.32          44.74%
468 * Orig. Term *= 480       27       2,650,046.74           0.72%
-------------------------------------------------------------------
Total............          6,145     367,994,024.88         100.00%
===================================================================

* = Less than.


                     REMAINING MONTHS TO STATED MATURITY

                                                        Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

 24 * Rem Term *=  36          3          20,200.00           0.01%
 36 * Rem Term *=  48          2          31,442.49           0.01%
 48 * Rem Term *=  60        147       2,262,694.91           0.61%
 60 * Rem Term *=  72         14         301,597.63           0.08%
 72 * Rem Term *=  84         57       1,359,356.89           0.37%
 84 * Rem Term *=  96         18         434,297.61           0.12%
 96 * Rem Term *= 108          7         254,048.18           0.07%
108 * Rem Term *= 120        636      15,177,532.87           4.12%
120 * Rem Term *= 132          9         239,669.49           0.07%
132 * Rem Term *= 144         25         748,340.89           0.20%
144 * Rem Term *= 156         53       4,604,562.26           1.25%
156 * Rem Term *= 168         55       9,200,446.00           2.50%
168 * Rem Term *= 180      2,204     117,755,558.73          32.00%
192 * Rem Term *= 204          4         147,150.00           0.04%
204 * Rem Term *= 216         12       1,047,202.40           0.28%
216 * Rem Term *= 228          9       1,453,663.71           0.40%
228 * Rem Term *= 240        607      32,107,251.44           8.72%
252 * Rem Term *= 264          1          29,000.00           0.01%
276 * Rem Term *= 288          1          29,755.99           0.01%
288 * Rem Term *= 300        295      13,504,467.33           3.67%
324 * Rem Term *= 336         23       2,226,196.31           0.60%
336 * Rem Term *= 348         12       2,303,278.33           0.63%
348 * Rem Term *= 360      1,924     160,106,264.68          43.51%
468 * Rem Term *= 480         27       2,650,046.74           0.72%
-------------------------------------------------------------------
Total............          6,145     367,994,024.88         100.00%
===================================================================

* = Less than.




The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

                                   AGE OF LOAN


                                                        Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
           Age             Loans       Balance              Balance

      Age  =   0           2,278     113,829,780.23          30.93%
  0 * Age *=  12           3,703     236,097,440.99          64.16%
 12 * Age *=  24              81      11,761,107.48           3.20%
 24 * Age *=  36              67       5,919,417.47           1.61%
 36 * Age *=  48               3          51,708.34           0.01%
 48 * Age *=  60               6         173,392.10           0.05%
 60 * Age *=  72               1          26,726.16           0.01%
 72 * Age *=  84               5         106,021.20           0.03%
120 * Age *= 132               1          28,430.91           0.01%
-------------------------------------------------------------------
Total............          6,145     367,994,024.88         100.00%
===================================================================

* = Less than.



                              YEARS OF ORIGINATION


                                                          Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
  Year of                    Mortgage       Principal        Principal
Origination                    Loans         Balance          Balance

   1987                            1            28,430.91       0.01
   1991                            5            84,411.66       0.02
   1992                            2            57,747.29       0.02
   1993                            6           173,392.10       0.05
   1994                            3           173,697.73       0.05
   1995                           63         5,028,434.54       1.37
   1996                           57         7,071,898.79       1.92
   1997                         2084       162,426,330.52      44.14
   1998                         3924       192,949,681.34      52.43
--------------------------------------------------------------------------
Total.................          6145      $367,994,024.88     100.00%
==========================================================================




The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

                          COMBINED LOAN-TO-VALUE RATIOS


                                                          Percentage of
                                            Aggregate      Cut-Off Date
        Combined             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

 0.00 * CLTV *=  5.00              2            10,921.25       0.00
 5.00 * CLTV *= 10.00              8            77,523.73       0.02
10.00 * CLTV *= 15.00             16           223,208.76       0.06
15.00 * CLTV *= 20.00             33           616,085.48       0.17
20.00 * CLTV *= 25.00             51         1,162,249.36       0.32
25.00 * CLTV *= 30.00             61         2,074,953.84       0.56
30.00 * CLTV *= 35.00             89         2,667,485.23       0.72
35.00 * CLTV *= 40.00             93         3,194,192.67       0.87
40.00 * CLTV *= 45.00            105         4,090,307.58       1.11
45.00 * CLTV *= 50.00            115         5,136,383.29       1.40
50.00 * CLTV *= 55.00            152         6,210,624.53       1.69
55.00 * CLTV *= 60.00            207        11,530,215.11       3.13
60.00 * CLTV *= 65.00            318        17,179,345.23       4.67
65.00 * CLTV *= 70.00            529        28,620,921.78       7.78
70.00 * CLTV *= 75.00            547        33,597,637.13       9.13
75.00 * CLTV *= 80.00           1396        86,963,799.46      23.63
80.00 * CLTV *= 85.00            987        68,480,092.54      18.61
85.00 * CLTV *= 90.00           1092        79,119,291.70      21.50
90.00 * CLTV *= 95.00            175         8,002,778.92       2.17
95.00 * CLTV *=100.00            169         9,036,007.29       2.46
--------------------------------------------------------------------------
Total....................       6145      $367,994,024.88     100.00%

* = Less than.
==========================================================================




The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

                         ORIGINAL MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
            Original             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

         0 * Balance *=     5,000       4           19,859.66       0.01
     5,000 * Balance *=    10,000     166        1,380,107.56       0.38
    10,000 * Balance *=    15,000     364        4,619,132.22       1.26
    15,000 * Balance *=    20,000     414        7,352,185.66       2.00
    20,000 * Balance *=    25,000     469       10,654,660.28       2.90
    25,000 * Balance *=    30,000     486       13,533,718.51       3.68
    30,000 * Balance *=    35,000     420       13,757,611.02       3.74
    35,000 * Balance *=    40,000     422       15,907,998.18       4.32
    40,000 * Balance *=    45,000     339       14,521,676.04       3.95
    45,000 * Balance *=    50,000     368       17,538,041.06       4.77
    50,000 * Balance *=    55,000     303       15,909,077.34       4.32
    55,000 * Balance *=    60,000     302       17,457,862.88       4.74
    60,000 * Balance *=    65,000     271       16,985,747.24       4.62
    65,000 * Balance *=    70,000     219       14,799,598.26       4.02
    70,000 * Balance *=    75,000     178       12,900,909.76       3.51
    75,000 * Balance *=    80,000     150       11,622,699.66       3.16
    80,000 * Balance *=    85,000     128       10,575,729.03       2.87
    85,000 * Balance *=    90,000     107        9,360,958.10       2.54
    90,000 * Balance *=    95,000      97        9,003,906.97       2.45
    95,000 * Balance *=   100,000      87        8,498,755.43       2.31
   100,000 * Balance *=   105,000      64        6,554,175.97       1.78
   105,000 * Balance *=   110,000      71        7,638,185.53       2.08
   110,000 * Balance *=   115,000      78        8,782,936.42       2.39
   115,000 * Balance *=   120,000      64        7,539,952.54       2.05
   120,000 * Balance *=   125,000      51        6,258,227.40       1.70
   125,000 * Balance *=   130,000      46        5,863,404.41       1.59
   130,000 * Balance *=   135,000      42        5,540,384.15       1.51
   135,000 * Balance *=   140,000      37        5,087,810.93       1.38
   140,000 * Balance *=   145,000      20        2,859,317.73       0.78
   145,000 * Balance *=   150,000      32        4,746,215.05       1.29
   150,000 * Balance *=   200,000     144       24,625,471.70       6.69
   200,000 * Balance *=   250,000     100       22,426,366.25       6.09
   250,000 * Balance *=   300,000      45       12,043,565.02       3.27
   300,000 * Balance *=   350,000      20        6,523,430.54       1.77
   350,000 * Balance *=   400,000      19        6,692,168.79       1.82
   400,000 * Balance *=   450,000      12        5,053,084.28       1.37
   450,000 * Balance *=   500,000       1          494,790.18       0.13
   500,000 * Balance *=   550,000       3        1,608,423.74       0.44
   550,000 * Balance *=   600,000       1          598,192.95       0.16
   650,000 * Balance *=   700,000       1          657,686.44       0.18
--------------------------------------------------------------------------
Total....................            6145     $367,994,024.88     100.00%

* = Less than.
==========================================================================





The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

                          CURRENT MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

         0 * Balance *=     5,000       6           27,905.95       0.01
     5,000 * Balance *=    10,000     168        1,397,358.19       0.38
    10,000 * Balance *=    15,000     365        4,635,843.79       1.26
    15,000 * Balance *=    20,000     415        7,392,157.28       2.01
    20,000 * Balance *=    25,000     471       10,723,766.97       2.91
    25,000 * Balance *=    30,000     488       13,618,144.00       3.70
    30,000 * Balance *=    35,000     416       13,656,557.00       3.71
    35,000 * Balance *=    40,000     422       15,960,188.62       4.34
    40,000 * Balance *=    45,000     339       14,543,365.27       3.95
    45,000 * Balance *=    50,000     366       17,478,195.58       4.75
    50,000 * Balance *=    55,000     305       16,032,921.88       4.36
    55,000 * Balance *=    60,000     302       17,480,643.97       4.75
    60,000 * Balance *=    65,000     268       16,822,636.39       4.57
    65,000 * Balance *=    70,000     222       15,009,039.25       4.08
    70,000 * Balance *=    75,000     179       12,999,438.20       3.53
    75,000 * Balance *=    80,000     147       11,420,131.09       3.10
    80,000 * Balance *=    85,000     127       10,501,580.18       2.85
    85,000 * Balance *=    90,000     108        9,466,866.65       2.57
    90,000 * Balance *=    95,000      95        8,824,432.83       2.40
    95,000 * Balance *=   100,000      88        8,598,616.56       2.34
   100,000 * Balance *=   105,000      63        6,473,134.36       1.76
   105,000 * Balance *=   110,000      73        7,862,885.67       2.14
   110,000 * Balance *=   115,000      77        8,681,401.99       2.36
   115,000 * Balance *=   120,000      64        7,544,800.57       2.05
   120,000 * Balance *=   125,000      49        6,025,660.48       1.64
   125,000 * Balance *=   130,000      50        6,378,690.60       1.73
   130,000 * Balance *=   135,000      40        5,286,069.79       1.44
   135,000 * Balance *=   140,000      35        4,826,839.10       1.31
   140,000 * Balance *=   145,000      20        2,859,317.73       0.78
   145,000 * Balance *=   150,000      32        4,746,215.05       1.29
   150,000 * Balance *=   200,000     144       24,625,471.70       6.69
   200,000 * Balance *=   250,000     100       22,426,366.25       6.09
   250,000 * Balance *=   300,000      45       12,043,565.02       3.27
   300,000 * Balance *=   350,000      20        6,523,430.54       1.77
   350,000 * Balance *=   400,000      18        6,688,208.79       1.82
   400,000 * Balance *=   450,000      12        5,053,084.28       1.37
   450,000 * Balance *=   500,000       1          494,790.18       0.13
   500,000 * Balance *=   550,000       3        1,608,423.74       0.44
   550,000 * Balance *=   600,000       1          598,192.95       0.16
   650,000 * Balance *=   700,000       1          657,686.44       0.18
--------------------------------------------------------------------------
Total....................            6145     $367,994,024.88     100.00%
==========================================================================

*  Less than.




The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                          Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Alaska                     1                  23,946.30         0.01
Alabama                    3                 540,105.47         0.15
Arkansas                  21               1,241,633.31         0.34
Arizona                   90               4,669,429.28         1.27
California               288              24,950,641.77         6.78
Colorado                  94               6,684,549.05         1.82
Connecticut               51               5,190,321.80         1.41
Dist of Col               13                 940,163.83         0.26
Delaware                  23               1,598,190.44         0.43
Florida                  377              22,788,435.47         6.19
Georgia                  215              12,662,922.85         3.44
Hawaii                     2                 375,934.04         0.10
Iowa                      44               1,622,881.50         0.44
Idaho                     38               1,925,506.28         0.52
Illinois                 276              15,809,945.87         4.30
Indiana                  251              12,667,853.06         3.44
Kansas                    90               4,223,826.45         1.15
Kentucky                 127               7,252,144.91         1.97
Louisiana                 82               3,265,941.21         0.89
Massachsetts              80               6,231,449.61         1.69
Maryland                  90               6,673,483.09         1.81
Maine                     43               2,039,478.17         0.55
Michigan                 299              15,142,149.62         4.11
Minnesota                 79               4,442,855.53         1.21
Missouri                 189               7,706,840.30         2.09
Mississippi              160               7,803,703.15         2.12
Montana                   16                 995,273.54         0.27
North Carolina           309              20,409,179.45         5.55
North Dakota               5                 141,062.74         0.04
Nebraska                  41               1,837,082.06         0.50
New Hampshire             20               1,096,876.13         0.30
New Jersey               248              23,131,434.98         6.29
New Mexico                62               3,232,876.49         0.88
Nevada                    35               3,067,049.55         0.83
New York                 387              31,748,992.53         8.63
Ohio                     327              19,279,525.60         5.24
Oklahoma                  51               2,344,105.17         0.64
Oregon                    50               3,281,786.97         0.89
Pennsylvania             346              17,263,714.54         4.69
Rhode Island               9                 624,570.99         0.17
South Carolina           237              12,839,006.44         3.49
South Dakota               6                 147,240.91         0.04
Tennessee                162               9,344,083.36         2.54
Texas                    447              18,108,779.86         4.92
Utah                      31               1,957,947.04         0.53
Virginia                  73               4,806,484.66         1.31
Vermont                   17                 841,623.71         0.23
Washington               135               8,340,756.71         2.27
Wisconsin                 60               2,678,868.48         0.73
West Virgina              36               1,619,575.47         0.44
Wyoming                    9                 381,795.14         0.10
--------------------------------------------------------------------------
Total...............    6145            $367,994,024.88       100.00%
==========================================================================




The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

                              MORTGAGED PROPERTIES


                                                          Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single Family Detached          5277       312,195,463.82      84.84
2-4 Family                       282        21,293,358.11       5.79
Deminimus PUD                      1            22,800.00       0.01
Single Wide MH                   163         6,644,133.07       1.81
Double Wide MH                   145         6,971,198.60       1.89
Triple Wide MH                     1            76,443.38       0.02
Mixed Use                         38         3,041,625.06       0.83
Townhouses                        35         1,530,947.48       0.42
Condominiums                      86         4,020,025.77       1.09
PUD Detached                      82         6,718,280.83       1.83
PUD Attached                      13           723,897.73       0.20
Multi-Family                      22         4,755,851.03       1.29
--------------------------------------------------------------------------
Total...............            6145      $367,994,024.88     100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY


                                                          Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                      5776   346,630,942.23          94.19
Investor                         328    19,447,945.15           5.28
Vacation/Second Home              41     1,915,137.50           0.52
--------------------------------------------------------------------------
Total..................         6145  $367,994,024.88         100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL


                                                                     Percentage of
                                                    Aggregate        Cut-Off Date
                                  Number of          Unpaid            Aggregate
                                  Mortgage          Principal          Principal
                                    Loans            Balance            Balance

Full Documentation                   6145        367,994,024.88         100.00
----------------------------------------------------------------------------------
Total..................             6145        $367,994,024.88         100.00%
==================================================================================



The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

                           LOAN SUMMARY STRATIFIED BY
                                  LOAN PURPOSE


                                                          Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Purchase                         297    29,193,242.87           7.93
Refinance/No ETO                3437   261,515,239.47          71.07
Refinance/ETO                    980    29,789,718.74           8.10
Home Improvement                   4        85,357.73           0.02
Debt Consolidation              1420    45,701,990.29          12.42
Other                              7     1,708,475.78           0.46
--------------------------------------------------------------------------
Total..................         6145  $367,994,024.88         100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                                    LOAN TYPE


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
 LOAN TYPE                    Loans         Balance          Balance

FIXED                           6137       366,247,814.24      99.53
4/26 6M LIBOR                      1            56,956.89       0.02
6 MONTH LIBOR                      7         1,689,253.75       0.46
--------------------------------------------------------------------------
Total..................         6145      $367,994,024.88     100.00%
==========================================================================



                                  LIEN SUMMARY


                                                          Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                       4494             317,608,289.84        86.31
2                       1651              50,385,735.04        13.69
--------------------------------------------------------------------------
Total...............    6145            $367,994,024.88       100.00%
==========================================================================



                                COLLATERAL GRADE


                                                      Percentage of
                                     Aggregate        Cut-Off Date
                   Number of          Unpaid            Aggregate
                   Mortgage          Principal          Principal
Loan Grade          Loans            Balance            Balance

  A                   1956          144,348,916.93        39.23
  A-                  1903          115,856,014.86        31.48
  B+                   732           40,405,472.68        10.98
  B                    967           44,699,006.56        12.15
  B-                   388           14,453,831.32         3.93
  C+                    17              652,545.80         0.18
  C                    177            7,448,281.75         2.02
  C-                     5              129,954.98         0.04
-----------------------------------------------------------------
Total..........       6145         $367,994,024.88       100.00%
=================================================================





The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.

                     LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                5605   309,197,620.87          84.02
Partially Amortizing             540    58,796,404.01          15.98
--------------------------------------------------------------------------
Total..................         6145  $367,994,024.88         100.00%
==========================================================================



                                   FICO SCORE


                                                               Percentage of
                                                Aggregate      Cut-Off Date
                                                 Unpaid          Aggregate
                                 Number of      Principal        Principal
                                   Loans         Balance          Balance

      FICO *= 550                    864        43,006,597.11      11.69
551 * FICO *= 600                   1351        76,990,346.40      20.92
601 * FICO *= 650                   1674       104,958,835.82      28.52
651 * FICO *= 700                   1334        86,219,342.54      23.43
700 * FICO                           690        44,535,306.02      12.10
Unavailable FICO                     232        12,283,596.99       3.34
--------------------------------------------------------------------------
Total....................           6145      $367,994,024.88     100.00%
==========================================================================

* = Less than.





The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented. This structural termsheet supersedes any previous structural termsheets and will be superseded by the information in the final prospectus supplement.